UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): April 14, 2008

                                    CDEX INC.
                                    ---------
             (Exact name of registrant as specified in its charter)

            Nevada                       000-49845               52-2336836
            ------                       ---------               ----------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

           4555 South Palo Verde, Suite 123
                    Tucson, Arizona                            85714
                    ---------------                            -----
       (Address of principal executive offices)              (Zip Code)

                                 (520) 745-5172
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 14, 2008, CDEX Inc. issued a press release announcing certain preliminary information pertaining to its product sales during the three months ending April 30, 2008. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number          Title of Document
------          -----------------

99.1            Press Release, dated April 14, 2008


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CDEX INC.


Date: April 14, 2008                  By:     /s/ Malcolm H. Philips, Jr.
                                              ---------------------------
                                              Malcolm H. Philips, Jr., President



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